Dreyfus
Socially Responsible
Growth Fund, Inc.
Annual Report


December 31, 1997

The Dreyfus Socially Responsible Growth Fund, Inc.
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to provide you with this annual report for The Dreyfus Socially Responsible Growth Fund, Inc. covering the fiscal year ended December 31, 1997. Over this period, your Fund produced a total return of 28.44%.* This compares with a total return of 33.35% for the Fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), while the total return for the Dow Jones Industrial Average, at 24.91%,** underperformed the Fund for the same time period.

Economic Review

   Early in the year on March 25, Alan Greenspan, Chairman of the Federal Reserve Board (the "Fed"), made an effort to control inflation by raising the Federal Funds rate .25% to 5.50%. The Fed's modest action sent the market into a tailspin. However, by mid-year, with inflation apparently tame, the market recovered and appeared to be sailing towards another record year relatively unscathed. Halting this rosy scenario was the Iraqi standoff and the Asian currency crisis during the second half of 1997.

   The dramatic events in the global environment led to a sharp increase in stock price volatility during the fourth quarter. The volatility in prices was heightened by the market's high relative valuation.

  Amid the turmoil in the global financial markets, the economic backdrop in the U.S. remained calm and favorable. The economy grew at a healthy pace during the second half of the year with very little inflation. After a strong spending spree in late summer, U.S. consumers pulled back in September and early October, primarily due to the weather. However, by late October and early November spending had rebounded, giving investors confidence that GDP growth would be healthy in the first two quarters of 1998.

Market Overview

   At the beginning of 1997, there were two key issues that were highlighted as the potential derailers of strong market performance: stock valuation and inflation. Neither proved to be a stumbling block but continue to be issues of concern for the market going into 1998. Valuations continue to look extreme on a historical basis but are supported by declining bond yields. Since the March 25 Federal Funds rate hike, inflation has yet to rear its head in a significant way and few symptoms appear on the horizon. In fact, the problems in Asia could actually add more momentum to a potential market rarity, deflation.

   Asia is a major wild card due to the lack of clarity regarding the regional impact and the overall global effect. Many analysts have attempted to draw unilateral relationships between companies and the region while ignoring the domino effect. For example, a U.S. company can do business only in the U.S. but its end products could go overseas as part of a customer's product. This makes for a difficult task in terms of mitigating the Asia risk factor and creating a safer portfolio.

  The dollar has apparently replaced gold as the world's store of value in times of economic uncertainty. Yet, this phenomenon has a negative impact on U.S. companies' overseas earnings. Conversely, a stronger currency creates investment opportunities for far-sighted U.S. firms to gain market share in turbulent times.

Portfolio Summary

   Beginning the year, the portfolio was structured to seek to capture opportunities based on three strategic areas: financial, multinational consumer growth, and technology companies.

    Stocks that contributed to portfolio performance were heavily concentrated in the financial services area. Names including Sunamerica, Federal National Mortgage Association and American International Group performed well, while Green Tree Financial was a big disappointment. Green Tree Financial had risen to almost $50 a share when the company announced a $150 million write-off due to prepayment assumptions. The market took this to be very negative news and drove the stock down more than 50%. Based on the strength of the company's management, and our belief in the long term fundamentals of the company, we took advantage of the weakness in the stock to add to the existing position in the Fund.

   Multinational consumer growth companies were the first to be affected by what the market has termed the "Asian Flu." Avon Products was a company that symbolized how the market reacted to many firms that had such exposure. The stock traded as high as 76 11/16 and as low as 56 1/16. Gillette is another holding with major multinational consumer exposure which delivered lower than market returns.

   The Fund's technology holdings held up well but did not perform as expected relative to the market. Concerns regarding a slowing domestic economy as well as the broader impact from Asia cut deep into price performance as investors grappled with the short to intermediate-term issues. Key holdings continue to be Cisco Systems, Microsoft and BMC Software.

  Another area that provided a significant positive contribution was energy, particularly the energy service companies. Three of the stocks owned by the Fund during the year were EVI, Global Marine and Schlumberger. While not a direct play on oil prices, the firms gave exposure to the equipment and service providers that make possible the exploration and production of oil.

Portfolio Review

   During the fourth quarter, the portfolio was repositioned to reduce our weighting in Technology while increasing our weighting in Communication Services, Consumer Staples, and Health Care. While we still believe in the strong secular growth in technology, we are concerned about the short-term impact of the Asian crisis on the earnings of technology companies.

   Most recently, we sold Chase Manhattan and Federal Express. While these are outstanding companies, the market appears to have fully reflected this in their current market price.

   We have added companies that continue to have solid fundamentals at what we perceive to be reasonable prices. We bought Procter & Gamble, Coca-Cola, Ameritech and Automatic Data Processing.

Social Goals

   Although all our portfolio companies meet our social responsibility screens, a number are of special note. For example, Bemis, a major manufacturer of packaging and labels, is a long-term holding of the Fund, and not the sort of company that one immediately thinks of as socially responsible. However, Bemis helps to contribute to the quality of life in America in a number of ways. By researching the move toward using plastic flex-pack for shipping household paper products, Bemis hopes to eliminate the need for cardboard boxes, which would involve a big cost savings for both suppliers and supermarkets that must compact, bundle and recycle the cardboard. The plastic resins Bemis uses contain a minimum 25% recycled materials, and all of its facilities are set up for scrap recovery. Bemis claims plant waste-minimization is a big priority. The company also has a history of positive labor relations, back to the time when the Bemis family welcomed unions into its plants in the 1920s. Bemis has been a presence in many of the communities in which it operates for over 75 years.

   A more recently acquired holding of the Fund is AES. AES is the world's largest global power company, owning or having interest in 82 power plants in 12 countries, including six in the U.S. The company has an excellent environmental record both here and abroad, and has a stated commitment to earning profits while adhering to a very strong set of socially responsible values. As domestic electrical utility deregulation expands, the Fund will continue to look at the Utilities sector in an attempt to identify companies, like AES, which provide America with clean, affordable and profitable electric power.

   We thank you for allowing us to manage assets on you behalf. You may be assured that we will continue our best efforts to bring you rewarding returns within a socially responsible context.

                                   Sincerely,


            Maceo K. Sloan                              Eric Steedman
            Portfolio Manager                           Portfolio Manager
            NCM Capital Management Group, Inc.          The Dreyfus Corporation

January 16, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Fund's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average are widely accepted unmanaged indices of U.S. stock market performance.

The Dreyfus Socially Responsible Growth Fund, Inc.            December 31, 1997
-------------------------------------------------------------------------------
       COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE DREYFUS
        SOCIALLY RESPONSIBLE GROWTH FUND, INC. AND THE STANDARD & POOR'S
                         500 COMPOSITE STOCK PRICE INDEX


Dollars                              [GRAPH]
                                                          $23,374
                                                          Standard & Poor's
                                                          500 Composite Stock
                                                          Price Index*

                                                          $22,827
                                                          The Dreyfus Socially
                                                          Responsible Growth
                                                          Fund, Inc.

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
-------------------------------------------------------------------------------
               One Year Ended                  From Inception (10/7/93)
              December 31, 1997                  to December 31, 1997
             --------------------              ------------------------
                    28.44%                               21.49%
-----------------
Past performance is not predictive of future performance.

The Fund's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in The Dreyfus Socially Responsible Growth Fund, Inc. on 10/7/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 9/30/93 is used as the beginning value on 10/7/93. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses of the Fund. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

The Dreyfus Socially Responsible Growth Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments                                     December 31, 1997

Common Stocks--90.0%                                                                         Shares                Value
-------------------------------------------------------------------------------           -----------           ------------
        Capital Equipment--1.9%  Illinois Tool Works...........................                87,300           $  5,248,912
                                                                                                                ------------

 Communications Equipment--1.8%  Tellabs....................................(a)                91,300              4,827,487
                                                                                                                ------------

        Computer Services--1.1%  Automatic Data Processing.....................                51,300              3,148,537
                                                                                                                ------------

             Construction--1.9%  AES........................................(a)               111,300              5,189,362
                                                                                                                ------------

   Consumer Non-Durables--13.3%  Avon Products.................................                43,700              2,682,087
                                 CPC International.............................                28,900              3,113,975
                                 Clorox........................................                84,900              6,712,406
                                 Coca-Cola.....................................                81,200              5,409,950
                                 Colgate-Palmolive.............................               108,000              7,938,000
                                 Gillette......................................                52,200              5,242,837
                                 Interstate Bakeries...........................                69,400              2,593,825
                                 Jones Apparel Group........................(a)                70,300              3,022,900
                                                                                                                ------------
                                                                                                                  36,715,980
                                                                                                                ------------

        Consumer Services--1.8%  BET Holdings, Cl. A........................(a)                30,700              1,676,987
                                 Service Corp. International...................                86,700              3,202,481
                                                                                                                ------------
                                                                                                                   4,879,468
                                                                                                                ------------

         Consumer Staples--1.9%  Procter & Gamble..............................                65,900              5,259,643
                                                                                                                ------------

    Electronic Technology--8.8%  Cisco Systems..............................(a)               136,050              7,584,787
                                 EMC........................................(a)               113,400              3,111,412
                                 Intel.........................................                44,400              3,119,100
                                 Linear Technology.............................                65,600              3,780,200
                                 Sun Microsystems...........................(a)                95,300              3,800,087
                                 3COM.......................................(a)                79,300              2,770,543
                                                                                                                ------------
                                                                                                                  24,166,129
                                                                                                                ------------

                 Finance--20.7%  Allstate......................................                82,200              7,469,925
                                 American International Group..................                43,200              4,698,000
                                 BANKBOSTON....................................                65,600              6,162,300
                                 BankAmerica...................................                70,400              5,139,200
                                 Citicorp......................................                37,800              4,779,337
                                 Federal National Mortgage Association.........               158,400              9,038,700
                                 Green Tree Financial..........................               141,500              3,705,531
                                 Hartford Life, Cl. A..........................                72,300              3,276,093
                                 Nationwide Financial Services, Cl. A..........                84,000              3,034,500
                                 Summit Bancorp................................                59,600              3,173,700
                                 SunAmerica....................................               156,300              6,681,825
                                                                                                                ------------
                                                                                                                  57,159,111
                                                                                                                ------------

The Dreyfus Socially Responsible Growth Fund, Inc.
-----------------------------------------------------------------------------
Statement of Investments (continued)                        December 31, 1997

Common Stocks (continued)                                                                    Shares                Value
-------------------------------------------------------------------------------           -----------           ------------
              Health Care--2.1%  HBO & Co......................................                65,900           $  3,163,200
                                 HEALTHSOUTH................................(a)                98,200              2,725,050
                                                                                                                ------------
                                                                                                                   5,888,250
                                                                                                                ------------

       Health Technology--12.6%  Boston Scientific..........................(a)                84,900              3,894,787
                                 Bristol-Myers Squibb..........................                79,900              7,560,537
                                 Guidant.......................................               112,000              6,972,000
                                 Medtronic.....................................               169,400              8,861,750
                                 Merck & Co....................................                71,300              7,575,625
                                                                                                                ------------
                                                                                                                  34,864,699
                                                                                                                ------------

      Industrial Services--3.5%  Global Marine..............................(a)                77,200              1,891,400
                                 Schlumberger..................................                94,300              7,591,150
                                 Seitel.....................................(a)                13,600                232,900
                                                                                                                ------------
                                                                                                                   9,715,450
                                                                                                                ------------

      Process Industries--3.1%   Avery Dennison................................                72,200              3,230,950
                                 Bemis.........................................                72,200              3,181,312
                                 Fort James....................................                54,200              2,073,150
                                                                                                                ------------
                                                                                                                   8,485,412
                                                                                                                ------------

   Producer Manufacturing--1.0%  Dover.........................................                75,200              2,716,600
                                                                                                                ------------

     Publishing-newspapers--.6%  New York Times, Cl. A.........................                25,800              1,706,025
                                                                                                                ------------

                   Retail--1.9%  Home Depot....................................                88,300              5,198,662
                                                                                                                ------------

             Retail Trade--2.4%  Consolidated Stores........................(a)                68,100              2,992,143
                                 OfficeMax..................................(a)               261,000              3,719,250
                                                                                                                ------------
                                                                                                                   6,711,393
                                                                                                                ------------

      Technology Services--7.4%  BMC Software...............................(a)               107,300              7,041,562
                                 Computer Associates International.............               109,100              5,768,662
                                 Microsoft..................................(a)                32,500              4,200,625
                                 Oracle.....................................(a)               150,700              3,362,494
                                                                                                                ------------
                                                                                                                  20,373,343
                                                                                                                ------------

                Utilities--2.2%  Ameritech.....................................                39,600              3,187,800
                                 MCI Communications.........................(a)                34,800              1,489,875
                                 WorldCom...................................(a)                47,600              1,439,900
                                                                                                                ------------
                                                                                                                   6,117,575
                                                                                                                ------------
                                 TOTAL COMMON STOCKS
                                   (cost $201,863,051).........................                                 $248,372,038
                                                                                                                ============

The Dreyfus Socially Responsible Growth Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments (continued)                         December 31, 1997

                                                                                           Principal
Short-Term Instruments--9.8%                                                                 Amount                Value
-------------------------------------------------------------------------------           -----------           ------------

          U.S. Treasury Bills:   4.91%, 1/8/1998...............................           $    74,000           $     73,949
                                 4.91%, 1/15/1998..............................               344,000                343,401
                                 5.12%, 1/22/1998..............................            14,039,000             13,997,725
                                 5.18%, 2/5/1998...............................               183,000                182,105
                                 5.25%, 2/26/1998..............................               363,000                360,194
                                 5.19%, 3/5/1998...............................             1,009,000                999,909
                                 5.31%, 3/12/1998..............................               661,000                654,410
                                 5.16%, 3/19/1998..............................               172,000                170,100
                                 5.11%, 4/2/1998...............................            10,436,000             10,298,662
                                                                                                                ------------
                                 TOTAL SHORT-TERM INSTRUMENTS
                                   (cost $27,081,765)..........................                                 $ 27,080,455
                                                                                                                ============

TOTAL INVESTMENTS (cost $228,944,816)..........................................                 99.8%           $275,452,493
                                                                                              =======           ============
CASH AND RECEIVABLES (NET).....................................................                   .2%           $    434,800
                                                                                              =======           ============
NET ASSETS.....................................................................                100.0%           $275,887,293
                                                                                              =======           ============

Notes to Statement of Investments:
------------------------------------------------------------------------------
(a)   Non-income producing.


                       See notes to financial statements.

The Dreyfus Socially Responsible Growth Fund, Inc.
------------------------------------------------------------------------------
Statement of Assets and Liabilities                          December 31, 1997

                                                                                          Cost                     Value
                                                                                      ------------              ------------
ASSETS:                       Investments in securities--See Statement of
                                 Investments...................................       $228,944,816              $275,452,493
                              Cash.............................................                                      528,090
                              Dividends receivable.............................                                      146,590
                              Prepaid expenses.................................                                       11,308
                                                                                                                ------------
                                                                                                                 276,138,481
                                                                                                                ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      168,605
                              Accrued expenses.................................                                       82,583
                                                                                                                ------------
                                                                                                                     251,188
                                                                                                                ------------

NET ASSETS.....................................................................                                 $275,887,293
                                                                                                                ============

REPRESENTED BY:               Paid-in capital..................................                                 $228,872,846
                              Accumulated distributions in excess of investment
                                income--net.....................................                                     (25,481)
                              Accumulated net realized gain (loss) on investments                                    532,251
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4..........................                                  46,507,677
                                                                                                                ------------
NET ASSETS.....................................................................                                 $275,887,293
                                                                                                                ============

SHARES OUTSTANDING
(150 million shares of $.001 par value Common Stock authorized)................                                   11,048,467

NET ASSET VALUE, offering and redemption price per share.......................                                       $24.97
                                                                                                                      ======



                          See notes to financial statements.

The Dreyfus Socially Responsible Growth Fund, Inc.
------------------------------------------------------------------------------
Statement of Operations                           Year Ended December 31, 1997

INVESTMENT INCOME

INCOME:                       Cash dividends.............................                  $  1,682,549
                              Interest...................................                       802,338
                                                                                           ------------
                                   Total Income..........................                                     $ 2,484,887


EXPENSES:                     Investment advisory fee--Note 3(a)..........                    1,447,157
                              Professional fees..........................                        51,358
                              Registration fees..........................                        37,178
                              Custodian fees--Note 3(b)...................                       14,830
                              Shareholder servicing costs--Note 3(b)......                       12,974
                              Directors' fees and expenses--Note 3(c).....                       11,170
                              Prospectus and shareholders' reports.......                         4,353
                              Loan commitment fees--Note 2................                        1,337
                              Miscellaneous..............................                        10,623
                                                                                           ------------
                                   Total Expenses........................                                       1,590,980
                                                                                                              -----------

INVESTMENT INCOME--NET....................................................                                        893,907

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments....                  $ 7,810,679
                              Net unrealized appreciation (depreciation)
                                on investments...........................                   35,064,277
                                                                                           -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      42,874,956
                                                                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $43,768,863
                                                                                                              ===========

                        See notes to financial statements.

The Dreyfus Socially Responsible Growth Fund, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                            Year Ended         Year Ended
                                                                                         December 31, 1997  December 31, 1996
                                                                                         -----------------  -----------------
OPERATIONS:
   Investment income--net...................................................                 $    893,907     $    292,261
   Net realized gain (loss) on investments.................................                     7,810,679        4,325,349
   Net unrealized appreciation (depreciation) on investments...............                    35,064,277        7,720,782
                                                                                             ------------     ------------

         Net Increase (Decrease) in Net Assets Resulting from Operations...                    43,768,863       12,338,392
                                                                                             ------------     ------------

DIVIDENDS TO SHAREHOLDERS:
   From investment income--net..............................................                     (936,339)        (251,529)
   In excess of investment income--net......................................                      (25,481)         --
   From net realized gain on investments...................................                    (7,501,242)      (4,505,355)
                                                                                             ------------     ------------

         Total Dividends...................................................                    (8,463,062)      (4,756,884)
                                                                                             ------------     ------------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold...........................................                   210,149,862      136,594,495
   Dividends reinvested....................................................                     8,463,062        4,756,884
   Cost of shares redeemed.................................................                   (92,601,425)     (66,020,126)
                                                                                             ------------     ------------

         Increase (Decrease) in Net Assets from Capital Stock Transactions.                   126,011,499       75,331,253
                                                                                             ------------     ------------

            Total Increase (Decrease) in Net Assets........................                   161,317,300       82,912,761

NET ASSETS:
   Beginning of Period.....................................................                   114,569,993       31,657,232
                                                                                             ------------     ------------
   End of Period...........................................................                  $275,887,293     $114,569,993
                                                                                             ============     ============
Undistributed investment income (Distributions in excess of investment
   income)--net............................................................                  $    (25,481)    $     42,432
                                                                                             ------------     ------------
                                                                                                 Shares          Shares
                                                                                             ------------     ------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold.............................................................                     9,000,188        7,039,912
   Shares issued for dividends reinvested..................................                       339,375          233,664
   Shares redeemed.........................................................                    (3,995,287)      (3,398,612)
                                                                                             ------------     ------------
         Net Increase (Decrease) in Shares Outstanding.....................                     5,344,276        3,874,964
                                                                                             ============     ============

                         See notes to financial statements.

The Dreyfus Socially Responsible Growth Fund, Inc.
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                      Year Ended December 31,
                                                                          ------------------------------------------------
PER SHARE DATA:                                                            1997         1996      1995      1994    1993(1)
                                                                          ------       ------    ------   ------    ------
   Net asset value, beginning of period....................               $20.09       $17.31    $13.23   $13.38    $12.50
                                                                          ------       ------    ------   ------    ------
   Investment Operations:
   Investment income--net...................................                 .09          .05       .08      .35       .04
   Net realized and unrealized gain (loss) on investments..                 5.63         3.63      4.49     (.15)      .88
                                                                          ------       ------    ------   ------    ------
      Total from Investment Operations.....................                 5.72         3.68      4.57      .20       .92
                                                                          ------       ------    ------   ------    ------
   Distributions:
   Dividends from investment income--net....................                (.10)        (.05)     (.08)    (.35)     (.04)
   Dividends from net realized gain on investments.........                 (.74)        (.85)     (.41)     --        --
                                                                          ------       ------    ------   ------    ------
      Total Distributions..................................                 (.84)        (.90)     (.49)    (.35)     (.04)
                                                                          ------       ------    ------   ------    ------
   Net asset value, end of period.........................                $24.97       $20.09    $17.31   $13.23    $13.38
                                                                          ======       ======    ======   ======    ======
TOTAL INVESTMENT RETURN....................................                28.44%       21.23%    34.56%    1.49%     7.35%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets.......                  .82%         .95%     1.27%     .25%      .06%(2)
   Ratio of interest expense and loan commitment fees
      to average net assets................................                  .00%(3)      .01%      --       --        --
   Ratio of net investment income to average net assets....                  .46%         .42%      .70%    4.58%      .64%(2)
   Decrease reflected in above expense ratios due to undertakings
      by Dreyfus and sub-investment adviser................                 --            .03%      .06%    2.60%     6.19%(2)
   Portfolio Turnover Rate.................................                58.50%      126.41%    88.52%  373.68%      --
   Average commission rate paid(4).........................               $.0596       $.0578      --       --         --
   Net Assets, end of period (000's Omitted)...............             $275,887     $114,570   $31,657  $10,406    $1,372

---------------
(1) From October 7, 1993 (commencement of operations) to December 31, 1993.
(2) Not annualized.
(3) Amount represents less than .01%.
(4) For fiscal years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                        See notes to financial statements.

The Dreyfus Socially Responsible Growth Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   The Dreyfus Socially Responsible Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide capital growth through equity investments in companies that not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). NCM Capital Management Group, Inc. ("NCM") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold without a sales charge.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1997, the Fund did not borrow under the Facility.

The Dreyfus Socially Responsible Growth Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

   (a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fees are payable monthly by Dreyfus, and are based upon the value of the Fund's average daily net assets, computed at the following annual rates:

       Average Net Assets
       ------------------
       0 to $32 million.....................................       .10 of 1%
       In excess of $32 million to $150 million.............       .15 of 1%
       In excess of $150 million to $300 million............       .20 of 1%
       In excess of $300 million............................       .25 of 1%

   (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts. During the period ended December 31, 1997, the Fund was charged $12,974 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1997, the Fund was charged $185 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended December 31, 1997, the Fund was charged $14,830 pursuant to the custody agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1997, amounted to $202,055,499 and $102,600,323, respectively.

   At December 31, 1997, accumulated net unrealized appreciation on investments was $46,507,677, consisting of $51,246,822 gross unrealized appreciation and $4,739,145 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Dreyfus Socially Responsible Growth Fund, Inc.
------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
The Dreyfus Socially Responsible Growth Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc. at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                            ERNST & YOUNG LLP

New York, New York
January 30, 1998

The Dreyfus Socially Responsible Growth Fund, Inc.
-----------------------------------------------------------------------------
Important Tax Information (Unaudited)

   For Federal tax purposes the Fund hereby designates $.190 per share as a long-term capital gain distribution (of which 55.26% is subject to the 20% maximum Federal tax rate) of the $.780 per share paid on December 30, 1997. The Fund also designates $.040 per share as a long-term capital gain distribution of the $.050 per share paid on September 9, 1997.

   Additionally, the Fund designates 26.25% of the ordinary dividends paid during the fiscal year ended December 31, 1997 as qualifying for the corporate dividends received deduction.

[LOGO]
The Dreyfus Socially Responsible
Growth Fund, Inc.
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
NCM Capital Management Group, Inc.
103 West Main Street
Durham, NC 27705

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                     111AR9712